SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2012

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 16, 2012, Convergys Corporation (the “Company”) completed the previously announced sale of its Information Management business (the “IM Business”) to NetCracker Technology Corporation (“NetCracker”), a wholly owned subsidiary of NEC Corporation (“NEC”), for $449 million in cash, subject to post-close working capital adjustments.

In connection with the completion of the sale, the Company also entered into a Transition Services Agreement with NetCracker whereby Convergys would provide certain services to NetCracker subsequent to the completion of the sale. Additional documents that were negotiated as part of the completion of the transaction include various real property leases and subleases. Pursuant to the Transition Services Agreement, the Company and its subsidiaries will provide up to 15 months of various services, such as facilities services, finance and accounting services and information technology services, to NetCracker to facilitate the transition of the IM Business.

The foregoing descriptions of the transaction do not purport to be complete and are qualified in their entirety by reference to the Stock and Asset Purchase Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated March 22, 2012. The Stock and Asset Purchase Agreement is being filed to provide information regarding the terms of the sale and the Stock and Asset Purchase Agreement. No representation, warranty, covenant or agreement contained in the Stock and Asset Purchase Agreement is, or should be construed as, a representation or warranty by the Company to any investor, or covenant or agreement of the Company with any investor. The representations, warranties, covenants and agreements contained in the Stock and Asset Purchase Agreement are solely for the benefit of the parties thereto, may represent an allocation of risk between the parties, may be subject to standards of materiality that differ from those that are applicable to investors and may be qualified by disclosures between the parties.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 2.1	Stock and Asset Purchase Agreement, dated March 22, 2012, between Convergys Corporation, NetCracker Technology Corporation and NEC Corporation. (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated March 22, 2012)*

Exhibit 99.1	The Company’s Unaudited Pro Forma Financial Information.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Taylor C. Greenwald
Taylor C. Greenwald
Chief Accounting Officer, Vice President and Controller

Date: May 21, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Stock and Asset Purchase Agreement, dated March 22, 2012, between Convergys Corporation, NetCracker Technology Corporation and NEC Corporation. (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated March 22, 2012)

Exhibit 99.1	The Company’s Unaudited Pro Forma Financial Information.